Filed Pursuant to Rule 497(a)

File No. 333-276304

Rule 482ad

FOR IMMEDIATE RELEASE

August 29, 2024

Western Asset Global High Income Fund Inc. Authorizes Rights Offering

NEW YORK—(BUSINESS WIRE)—Western Asset Global High Income Fund Inc. (NYSE: EHI) (CUSIP: 95766B109) (“EHI” or the “Fund”) announced today that its Board of Directors has approved a transferable rights offering (the “Offer”). The Offer to acquire additional shares of common stock will be made only by means of a prospectus supplement and accompanying prospectus, and this announcement does not constitute an offer to sell, or a solicitation of an offer to buy, any of the Fund’s securities.

Franklin Templeton Fund Adviser, LLC (formerly known as Legg Mason Partners Fund Advisor, LLC) and Western Asset Management Company, LLC (“Western Asset”), each an indirect wholly-owned subsidiary of Franklin Resources Inc. and the Fund’s investment adviser and subadviser, respectively, believe that the Offer may benefit the Fund and its stockholders in several ways. Among other benefits, increasing the Fund’s assets will provide additional capital for use in pursuing the Fund’s investment objective of high current income, with a secondary objective of total return. An increase in Fund assets may also have a positive impact on the Fund’s expense ratio, as fixed costs will be distributed over a larger asset base. In addition, the additional shares of common stock issued could increase the liquidity of the shares of common stock on the New York Stock Exchange (“NYSE”), where the shares of common stock are traded.

A summary of the terms of the Offer is set out below:

•	Each stockholder will receive one transferable right (the “Right”) for each share of common stock held on September 9, 2024 (the “Record Date”).

•

Three Rights plus the final subscription price per share of common stock (the “Subscription Price”) will be required to purchase one additional share of common stock (the “Primary Subscription”); however, stockholders who hold fewer than three common shares on the Record Date will be entitled to subscribe for one common share. Fractional shares will not be issued.

•

The Subscription Price will be determined based upon a formula equal to 92.5% of the average of the last reported sales price per share of the Fund’s common stock on the NYSE on the Expiration Date (as defined below) and each of the four preceding trading days (the “Formula Price”). If, however, the Formula Price is less than 90% of the net asset value per share of common stock at the close of trading on the NYSE on the Expiration Date, then the Subscription Price will be 90% of the Fund’s net asset value per share of common stock at the close of trading on the NYSE on that day. The estimated Subscription Price has not yet been determined.

•

Record date stockholders who fully exercise their Rights in the Primary Subscription will be eligible for an over-subscription privilege entitling these stockholders to subscribe for any additional shares of common stock not purchased pursuant to the Primary Subscription, subject to certain limitations, allotment and the right of the Board of Directors to eliminate the over-subscription privilege. Holders of Rights acquired in the secondary market may not participate in the over-subscription privilege.

•	The Rights are expected to trade “when issued” on the NYSE beginning on September 6, 2024, and the Fund’s shares of common stock are expected to trade “Ex-Rights” on the NYSE beginning on September 9, 2024. The Rights are expected to begin trading for normal settlement on the NYSE (NYSE: EHI RT) on or about September 12, 2024.

•	The Offer expires at 5:00 PM Eastern Time on October 8, 2024, unless extended (the “Expiration Date”).

•	The definitive terms of the Offer will be made through a prospectus supplement and accompanying prospectus. The final terms of the Offer may be different from those set out above.

The Fund expects to mail subscription certificates evidencing the Rights and a copy of the prospectus supplement and accompanying prospectus for the Offer to record date stockholders on or about September 11, 2024. Financial advisers may send notices to stockholders shortly thereafter. Inquiries regarding the Offering should be directed to the Information Agent, Georgeson LLC at 866-856-2826 .

The Offer will be made pursuant to the Fund’s effective registration statement on file with the Securities and Exchange Commission (the “SEC”), which was declared effective by the SEC on March 7, 2024. The registration statement enables the Fund to sell from time to time, in one or more offerings, the Fund’s common shares and subscription rights to purchase the Fund’s common shares. The Offer will be made only by means of a prospectus supplement and accompanying prospectus.

The information herein is not complete and is subject to change. This document does not constitute an offer to sell, or a solicitation of an offer to buy, any of the Fund’s securities in any jurisdiction where the offer or sale is not permitted. This document is not an offering, which can only be made by a prospectus supplement and accompanying prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The base prospectus will contain this and additional information about the Fund, and the prospectus supplement will contain this and additional information about the Offer, and should be read carefully before investing. Shares of closed-end investment companies, such as the Fund, frequently trade at a discount from their net asset value. The market price of the Fund’s shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below, or above their net asset value.

A copy of the Fund’s Current Report to Stockholders may be requested by contacting 1-888-777-0102 or by visiting franklintempleton.com. All investments involve risks, including possible loss of principal. The Fund is actively managed, but there is no guarantee that Western Asset’s investment decisions will produce the desired results. For portfolio management discussions, including information regarding the Fund’s investment strategies, please view the most recent Annual or Semi-Annual Report to Stockholders which can be found at franklintempleton.com or sec.gov.

About Western Asset

Western Asset is one of the world’s leading fixed-income managers with over 50 years of experience and $381.1 billion in assets under management (AUM) as of June 30, 2024. With a focus on long-term fundamental value investing that employs a top-down and bottom-up approach, the firm has nine offices around the globe and deep experience across the range of fixed-income sectors. Founded in 1971, Western Asset has been recognized for delivering superior levels of client service alongside its approach emphasizing team management and intensive proprietary research, supported by robust risk management. To learn more about Western Asset, please visit www.westernasset.com.

Western Asset is an independent specialist investment manager of Franklin Templeton.

About Franklin Templeton

Franklin Resources, Inc. is a global investment management organization with subsidiaries operating as Franklin Templeton and serving clients in over 150 countries. Franklin Templeton’s mission is to help clients achieve better outcomes through investment management expertise, wealth management and technology solutions. Through its specialist investment managers, the company offers specialization on a global scale, bringing extensive capabilities in fixed income, equity, alternatives and multi-asset solutions. With more than 1,500 investment professionals, and offices in major financial markets around the world, the California-based company has over 75 years of investment experience and over $1.6 trillion in assets under management as of July 31, 2024. For more information, please visit franklintempleton.com and follow us on LinkedIn, Twitter and Facebook.

Category: Fund Announcement

Investor Contact: Fund Investor Services 1-888-777-0102

Source: Franklin Resources, Inc.

Source: Legg Mason Closed End Funds

Media Contact: Lisa Tibbitts

+1 (904) 942-4451

Lisa.Tibbitts@franklintempleton.com

3